Cincinnati Bell Second Quarter 2012 Results August 8, 2012

2 2 Today’s Agenda Performance Highlights Jack Cassidy, President & Chief Executive Officer Review of Cincinnati Bell Communications Ted Torbeck, President, Cincinnati Bell Communications Review of CyrusOne Gary Wojtaszek, President, CyrusOne Financial Overview Kurt Freyberger, Chief Financial Officer Question & Answer Cincinnati Bell Management Team

3 3 Safe Harbor This presentation and the documents incorporated by reference herein contain forward- looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward- looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 4 Non GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow and diluted earnings per share before special items. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, free cash flow and diluted earnings per share before special items (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Jack Cassidy President and CEO

6 6 2012 2nd Quarter Highlights Executing on our plan Net revenue was $368 million in the quarter, 1% improved over Q1 2012 Adjusted EBITDA improves to $140 million, up from $137 million in Q2 2011 and $139 million in Q1 2012 CyrusOne’s growth continues as revenue in the quarter increases 20% year-over-year Wireline and Wireless continue to deliver solid performances, as Adjusted EBITDA margins maintained at 48% and 39%, respectively • Fioptics passes 22,000 units and adds 4,000 new customers in the quarter, contributing to 43% year-over-year Fioptics revenue growth • Wireline loses fewest number of access lines in a quarter since Q2 2006 • Sold 19,000 sq feet of new data center space in the quarter, maintaining utilization of 85% • Wireless Adjusted EBITDA margin tops high margin of 37% from Q1 2012

7 7 Q2 2012 Year over Year Change in Revenue CyrusOne revenue growth offsets impact of a declining subscriber base $9 million or 20% increase in Data Center Colocation • Utilized data center space up 19% year- over-year, excluding decommissioned space $2 million or 2% increase in IT Services and Hardware ($2 million) decrease in Wireline • Revenue growth from Fioptics and enterprise offerings continues to offset access line losses ($8 million) decrease in Wireless • Revenue decreases due to a declining subscriber base ($’s in millions) $368 $368 ($2) ($8) $2 $9 ($1) Q2 2011 Wireline Wireless IT Svcs & HW DC Colocation Eliminations Q2 2012

8 8 Q2 2012 Year over Year Change in Adjusted EBITDA Adjusted EBITDA reaches $140M – second time since 2003 $3 million increase in Data Center Colocation • Impact of higher revenue was partially offset by increased SG&A costs required to support growth Wireless Adjusted EBITDA holds strong despite lower subscriber base • Continued focus on profitability and cash flows results in lower operating costs ($2 million) decrease in Wireline • Impact of declining high-margin voice revenue continues to be partially offset by growth products and cost management initiatives $2 million decrease in Corporate expenses • Largely relates to favorable mark-to-market adjustments on comp plans from fluctuations in stock price ($’s in millions) $137 $140 ($2) $0 $0 $3 $2 Q2 2011 Wireline Wireless IT Svcs and HW DC Colocation Corporate Q2 2012

Ted Torbeck President, Cincinnati Bell Communications

10 10 Wireline Performance ($’s in millions) Revenue Adj. EBITDA Adj. EBITDA Margin Wireline Revenue and Adjusted EBITDA Revenue of $184 million reflects second consecutive quarter of revenue growth • Revenue is flat to Q2 2011 when adjusting for the revenue from the home security business sold in Q3 2011 • Fioptics revenue was $16 million, up 43% over Q2 2011, helping mitigate impact of access line losses • Revenue from enterprise fiber-based and VoIP products increased $3 million year- over-year Adjusted EBITDA of $88 million in the quarter • Voice revenue down $7 million driven by access line losses • Fioptics growth contributed EBITDA increase of $2 million • Home security business contributed $1 million to EBITDA in Q2 2011 • Cost-out initiatives continue to be vital in partially offsetting growth and other costs $185 $183 $180 $182 $184 $90 $87 $88 $89 $88 49% 48% 49% 49% 48% Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 $90 $88 ($7) $7 $4 ($6) Q2 2011 Voice Revenue Revenue from Entertainment, Data & VoIP Cost-out Initiatives Growth Costs and Other Q2 2012 Wireline Adjusted EBITDA Year over Year Changes

11 Q2 2012 Fioptics subscribers • 169K units now passed; added 22K in Q2 • 47K entertainment subs; added 4K in Q2 • 47K internet subs; added 4K in Q2 • 35K voice subs; added 3K in Q2 Churn for entertainment subscribers was 2.6% in the quarter, consistent with Q2 2011 • Churn rate expected to improve as Fioptics footprint is expanded to cover more single family units Fioptics consumer monthly ARPU was $130, up from $122 in Q2 2011 11 Fioptics continues to be popular in our footprint • 28% penetration of total units passed 34 38 40 43 47 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Total Entertainment Subscribers (in thousands) Fioptics Activity

12 225 222 218 214 210 33 37 39 43 47 258 259 257 257 257 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Fioptics (Including Cable) DSL (4) (3) (4) (4) (4) 3 4 2 4 4 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 DSL Net Adds Fioptics Net Adds High-Speed Internet Net Adds 12 High-Speed Internet Subscriber Activity Added 4K Fioptics high-speed internet subscribers in Q2 2012, fully offsetting DSL losses for the second straight quarter 41% growth in Fioptics high-speed internet subs since Q2 2011 Churn of high-speed internet subscribers was 1.8% in the quarter, the lowest since Q1 2011 (In thousands) (1) 1 (2) - High-Speed Internet Customers (DSL & Fioptics) -

13 Access Line Loss – Consumer & Business Year over year total access line loss improves to 8.0% from 8.3% in Q1 2012 • Fewest number of access lines lost since Q2 2006 • In-territory access line loss also improved to 7.9% from 8.3% in Q1 2012 • Reduced activities in low-margin Dayton CLEC markets continue to have an impact on the total loss rate Access line churn of 1.3% in the quarter is slightly better than 1.4% in Q2 2011 VoIP access line equivalents increased 7% year over year 13 (In thousands) (11) (11) (10) (10) (9) (2) (4) (4) (3) (1) (13) (15) (14) (13) (10) Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Access Line Loss Consumer Access Lines Business Access Lines

14 14 Wireless Performance Revenue Adj. EBITDA Adj. EBITDA Margin Wireless Revenue & Adjusted EBITDA Adjusted EBITDA margin of 39% in the quarter is highest since 2004 • Continued focus on maximizing cash flows and profitability • Postpaid ARPU was $51.55 in the quarter, up from $50.74 in Q2 2011 • Prepaid ARPU of $28.70, up from $27.71 in Q2 2011 Growth of smartphone subscribers continues to drive increase in data ARPU • Postpaid data ARPU grew 16% year-over- year to $17.05, offsetting decline in voice ARPU • Total smartphone subscriber base has grown by 13% year over year to 127K • Postpaid smartphone penetration now at 36% of total postpaid subscriber base, up from 30% in Q2 2011 Postpaid churn in the quarter of 2.2%, similar to both Q2 2011 and Q1 2012 ($’s in millions) $70 $68 $68 $64 $62 $24 $20 $19 $24 $24 34% 29% 28% 37% 39% Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 331 322 311 298 285 156 150 148 148 145 487 472 459 446 430 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Prepaid Postpaid Wireless Customers (In thousands)

15 15 ($’s in millions) IT Services and Hardware Revenue in the quarter increased 2% from prior year • Revenue from Managed and Professional Services increased $5 million, or 23%, from 2011 • Telecom & IT Equipment sales were 7% lower compared to same period in 2011 Adjusted EBITDA of $3 million decreased by $1 million compared to Q2 2011 $76 $79 $76 $73 $77 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Revenue $4 $6 $5 $4 $3 5% 8% 6% 6% 4% Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted EBITDA Adj. EBITDA Adj. EBITDA Margin

Gary Wojtaszek President, CyrusOne

17 17 Revenue increased by 20% year- over-year • Excluding decommissioned space, total utilized space increased 19% compared to Q2 2011 Adjusted EBITDA increased by 12% year-over-year • Additional SG&A costs incurred to support growing business operations • Resulted in Adjusted EBITDA margin of 53% Data Center Colocation Performance ($ in millions) Data Center Colocation Revenue and Adjusted EBITDA Revenue Adj. EBITDA Adj. EBITDA Margin $45 $47 $49 $53 $54 $26 $25 $27 $29 $29 57% 53% 56% 55% 53% Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012

18 360 395 433 456 487 493 2007 2008 2009 2010 2011 Q2 2012 $1,026 $2,538 $3,274 $3,728 $3,97 2007 2008 2009 2010 2011 18 Fortune 1000 customer count increases to 108 • Includes private and foreign entities that are of an equivalent size to the Fortune 1000 • Approximately 70% of revenue is generated from Fortune 1000 customers Revenue growth continues to be driven by existing customer base 5-Year Growth - Total Customer Base Customer Base Continues to Grow 108 customers in the Fortune 1000 5-Year Growth - Monthly Recurring Billings from Top 25 Customers ($ in thousands)

19 19 Well-diversified and reliable revenue base • No single customer accounts for more than 8% of total revenue • 60% of total revenue is generated from investment grade companies Energy industry continues to be significant to CyrusOne’s revenue • 36% of revenue is generated from customers in the energy industry • Counts 5 of the 6 ‘Supermajor’ oil & gas companies as customers Revenue Mix by Industry type(1) CyrusOne’s Revenue Mix Well-diversified customer portfolio IT Financial Services Telecom Health- care Other (1) As of March 31, 2012

20 600 630 673 688 683 69 106 90 118 118 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Data Center Utilization Update Data Center Capacity At Quarter end Utilization was maintained at 85%, similar to Q1 2012 • CyrusOne added 19k sq ft and sold 19k sq ft during the quarter Decommissioned 24k sq ft of low- value legacy space in Cincinnati during the quarter • Contract was initiated in mid-1980s with a large customer (sq ft in thousands) Utilized Available 86% 88% 90% 20 85% 85%

21 Data Center Capacity and Utilization by Market 21 In July 2012, Commissioned new facilities in San Antonio (40k sq ft) and Dallas (45k sq ft) • 10% of these facilities are pre-leased Expect to add approx. 55k sq ft of new space during the remainder of 2012 • 40k sq ft in Phoenix and 15k sq ft in Houston during Q4 2012 Market # of Facilities Capacity (Sq Ft) % Utilized Cincinnati 7 414,000 91% Houston 3 174,000 95% Dallas 4 124,000 87% Austin 2 57,000 31% Other Markets 5 32,000 50% TOTAL 21 801,000 85%

22 Massively Modular Design Techniques Speed of Deployment and Just-in-time Capital Investment 22 1173'-0" 1428'-2'' 2 Washington Monuments 15 Space Shuttles 4 Football Fields 6 747's 4 8 0 '- 1 " 2 5 4 '- 1 0 " 2 2 5 '- 4 " Modular design allows for speed deployment of data center, power savings, cooling efficiencies and reduced capital expenditures Our Carrollton Facility

Kurt Freyberger Chief Financial Officer

24 Q2 2012 and 2011 Income Statement (Unaudited, $’s in millions except per share amounts) 24 2012 2011 $ % Revenue 368.2$ 367.5$ 0.7$ 0% Costs and expenses Cost of services and products 171.7 169.0 2.7 2% Selling, general and administrative 63.4 66.6 (3.2) (5)% Depreciation and amortization 53.7 48.8 4.9 10% Restructuring charges 1.2 - 1.2 n/m Curtailment loss - 4.2 (4.2) n/m Acquisition costs - 0.8 (0.8) n/m Impairment of intangibles and other assets 13.0 0.5 12.5 n/m Operating income 65.2 77.6 (12.4) (16)% Interest expense 53.7 53.4 0.3 1% Income before income taxes 11.5 24.2 (12.7) (52)% Income tax expense 7.0 10.7 (3.7) (35)% Net income 4.5 13.5 (9.0) (67)% Preferred stock dividends 2.6 2.6 - 0% Net income applicable to common shareowners 1.9$ 10.9$ (9.0)$ (83)% Basic earnings per common share 0.01$ 0.06$ Diluted earnings per common share 0.01$ 0.05$ Three Months Ended June 30, Change

25 25 Q2 2012 Free Cash Flow ($18 million) negative Free Cash Flow for 2nd quarter of 2012, or $28 million less than Q2 2011 • $43 million of higher capital expenditures from increased investment in data centers partially offset by • $14 million of higher net inflows from working capital associated with timing of cash payments and receipts ($80 million) negative Free Cash Flow for first half of 2012 and expect trend to continue for remainder of 2012 Significant items influencing 2012 FCF as compared to 2011: • Capital expenditures are expected to range between $300 million and $400 million for 2012 due to the increase in data center investments • Pension and other post-retirement payments expected to be $20 million higher than 2011 • Adjusted EBITDA guidance of $530 million in 2012 compared to $545 million in 2011

26 Available Liquidity 26 ($ in millions) Cash and cash equivalents 4$ Capacity under the Corporate credit facility 210 Capacity under the Receivables facility 63 277$ Liquidity at June 30, 2012

27 2012 Financial Guidance 27 Category 2012 Guidance Revenue $ 1.5 billion Adjusted EBITDA* Approx. $530 million * Plus or minus 2 percent